Exhibit 10.26
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING
AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of the 3rd day of June, 2008, by and among ARGAN, INC., a corporation organized and in good standing under the laws of the State of Delaware (“Argan”), SOUTHERN MARYLAND CABLE, INC., a corporation organized and in good standing under the laws of the State of Delaware, VITARICH LABORATORIES, INC., a corporation organized and in good standing under the laws of the State of Delaware, GEMMA POWER, INC., a corporation organized and in good standing under the laws of the State of Connecticut, GEMMA POWER SYSTEMS CALIFORNIA, INC., a corporation organized and in good standing under the laws of the State of California, GEMMA POWER SYSTEMS, LLC, a limited liability company organized and in good standing under the laws of the state of Connecticut (“Gemma”), and GEMMA POWER HARTFORD, LLC, a limited liability company organized and in good standing under the laws of the State of Connecticut, jointly and severally (each a “Borrower”; and collectively, the “Borrowers”) and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).
RECITALS
A. Borrowers and Lender are parties to a Second Amended and Restated Financing and Security Agreement dated as of December 11, 2006 (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”).
B. The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the Loans.
C. Gemma contemplates forming Gemma Renewable Power, LLC, a Delaware limited liability company (the “Joint Venture”), with Invenergy Wind Management LLC, pursuant to a limited liability company agreement in substantially the form of Exhibit A attached hereto (the “Joint Venture Transaction”). Borrowers have requested that the Lender consent to the formation of the Joint Venture and certain related transactions and the Lender has agreed to do so, on the condition, among others, that this Agreement be executed.
AGREEMENTS
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:
1. Recitals. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. Revised Definition. The definition of EBITDA in Section 1.1 of the Financing Agreement is amended and restated in its entirety as follows:
“EBITDA” means as to the Borrowers and their Subsidiaries on a consolidated basis for any period of determination thereof, the sum of (a) the net profit (or loss)(including, without limitation, all net income (loss) recognized by any Borrower from the Joint Venture, all determined in accordance with GAAP consistently applied), plus (b) interest expense for such period, plus (c) income tax provisions for such period, plus (d) depreciation and amortization of assets for such period, plus (e) non-cash stock compensation expense and p]us (f) non-cash impairment of goodwill arising from the acquisition of Vitarich.
3. Additional Covenant Regarding New Equity. The Borrowers covenant and agree that Argan shall raise not less than Twenty Million Dollars ($20,000,000) (the “Additional Equity”) on or before the 21st Business Day after the Joint Venture is created (the “Additional Equity Raise Period”).
4. Investments in Joint Venture. Notwithstanding anything set forth in the Financing Agreement to the contrary, Lender and Borrowers agree that during the Additional Equity Raise Period, Gemma may contribute up to One Million Dollars ($1,000,000) of initial equity to the Joint Venture (the “Initial Equity”). Thereafter, no additional equity may be contributed by Gemma or any Borrower to the Joint Venture, unless on or before the last day of the Equity Raise Period the Additional Equity has been raised. If the Additional Equity has been raised on or before the last day of the Equity. Raise Period, Gemma may contribute additional equity to the Joint Venture, which when combined with the Initial Equity does not exceed Seven Million Dollars ($7,000,000), provided, however, that at the time of each such equity contribution and after giving effect thereto, no Default or Event of Default has or would occur and is continuing.
5. Consent. Subject to the terms of this Agreement, the Lender agrees to waive the requirements of Sections 6.1.7, 6.2.2, 6.2,6. 6.2.10 and 6.2.11 of the Financing Agreement for the purposes of creating the Joint Venture. In addition, and subject to the terms of this Agreement, the Lender agrees that Gemma may enter into agreements with the Joint Venture to provide the Joint Venture with Development support, engineering, construction and technical support services in connection with Projects (as defined in the Joint Venture Agreement), provided, that all such agreements are on fair and reasonable terms no less favorable to the Borrowers than would be obtained in a comparable arm’s length transaction. The Lender’s consent to the Joint Venture Transaction, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Financing Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Financing Document.
6. Counterparts. This Agreement may he executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

7. Representations. Each Borrower hereby represents and warrants that:
(a) Attached hereto as Exhibit A, are true, correct and complete copies of all documents executed and delivered by any Borrower in connection with the Joint Venture Transaction (the “Joint Venture Documents”);
(b) None of the Joint Venture Documents will be amended, modified or supplemented without the Lender’s prior written consent;
(c) All of the warranties and representations of each Borrower in the Financing Agreement, as amended hereby, are true and correct on the date of the execution hereof (except those representations which relate only to a specific date, which are confirmed as of such date only), and the Borrowers have performed or observed all of the terms, covenants, conditions and obligations of the Financing Agreement, which are required to be performed or observed by any or all of them on or prior to the date hereof; and
(d) No Defaults or Event of Default exists under any of the Financing Documents.
8. Fees and Expenses. Borrowers agree to pay all of Lender’s legal fees and expenses in connection with the negotiation and preparation of this Agreement.
9. Financing Documents, Governing Law; Etc. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
10. Acknowledgments. Each Borrower hereby confirms to the Lender the enforceability and validity of each of the Financing Documents. in addition, each Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability’ and obligations of each Borrower under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. Each Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Documents.
11. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

Borrowers:	ARGAN, INC.

WITNESS/ATTEST:

/s/ Arthur Trudel	By:	/s/ Rainer Bosselmann	(Seal)

Name: Rainer Bosselmann
Title: Chairman and CEO

WITNESS/ATTEST:	SOUTHERN MARYLAND CABLE, INC.

/s/ Richard H. Deily	By:	/s/ Arthur Trudel	(Seal)

Name: Arthur Trudel
Title: Vice President and CFO

WITNESS/ATTEST:	VITARICH LABORATORIES, INC.

/s/ Richard H. Deily	By:	/s/ Arthur Trudel	(Seal)

Name: Arthur Trudel
Title: Vice President and CFO

WITNESS/ATTEST:	GEMMA POWER, INC.

/s/ Richard H. Deily	By:	/s/ Arthur Trudel	(Seal)

Name: Arthur Trudel
Title: Vice President and CFO

WITNESS/ATTEST:	GEMMA POWER SYSTEMS CALIFORNIA, INC.

/s/ Richard H. Deily	By:	/s/ Arthur Trudel	(Seal)

Name: Arthur Trudel
Title: Vice President and CFO

WITNESS/ATTEST:	GEMMA POWER SYSTEMS, LLC

/s/ Richard H. Deily	By:	/s/ Arthur Trudel	(Seal)

Name: Arthur Trudel
Title: Vice President and CFO

WITNESS/ATTEST:	GEMMA POWER HARTFORD, LLC

/s/ Richard H. Deily	By:	/s/ Arthur Trudel	(Seal)

Name: Arthur Trudel
Title: Vice President and CFO

Lender:

WITNESS:	BANK OF AMERICA, N.A.

/s/ Crystal Fairconeture	By:	/s/ Michael J. Radcliffe	(Seal)

Name: Michael J. Radcliffe
Title: Senior Vice President